UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2024

HYATT HOTELS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34521	20-1480589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 North Riverside Plaza Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 750-1234

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.01 par value	H	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of Hyatt Hotels Corporation (the “Company”) previously adopted, subject to stockholder approval, the Fifth Amended and Restated Hyatt Hotels Corporation Long-Term Incentive Plan (the “2024 LTIP”), which was approved by the Company’s stockholders on May 15, 2024 at the Company’s 2024 annual meeting of stockholders (the “Annual Meeting”), as described below. The 2024 LTIP (i) increases the share limit by 5,650,000 shares; (ii) is updated to reflect market practices with respect to broker-assisted sales and data privacy; and (iii) extends the term of the 2024 LTIP by 10 years until the 10th anniversary of the date on which the 2024 LTIP is approved by the Company’s stockholders.

The foregoing description of the 2024 LTIP is qualified in its entirety by reference to the text of such plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

On December 14, 2023, the Company filed a Current Report on Form 8-K under Item 5.02 disclosing that Alessandro Bogliolo was appointed to the Board of Directors of the Company (the “Board”), effective December 14, 2023. At the time of that filing, Mr. Bogliolo’s committee appointments had not yet been determined by the Board. On May 16, 2024, the Board appointed Mr. Bogliolo to the Talent and Compensation Committee of the Board, effective May 16, 2024.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting was held on May 15, 2024. A summary of the matters voted on at the Annual Meeting by the Company’s stockholders is set forth below.

1.

The Company’s stockholders elected each of the following Class III directors to serve until the Company’s 2027 annual meeting of stockholders and until their respective successors have been duly elected and qualified by the following votes:

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Alessandro Bogliolo	605,415,863	383,918	3,946,613
Susan D. Kronick	585,005,041	20,794,740	3,946,613
Jason Pritzker	590,909,419	14,890,362	3,946,613
Dion Camp Sanders	603,909,548	1,890,233	3,946,613

2.	The Company’s stockholders ratified the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2024 by the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
608,860,366	863,686	22,342	0

3.	The Company’s stockholders approved the Fifth Amended and Restated Hyatt Hotels Corporation Long-Term Incentive Plan by the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
604,880,717	894,903	24,161	3,946,613

4.

The Company’s stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules by the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
604,140,782	1,634,603	24,396	3,946,613

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document Description

10.1	Fifth Amended and Restated Hyatt Hotels Corporation Long-Term Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hyatt Hotels Corporation

Date: May 16, 2024	By:	/s/ Margaret C. Egan
	Name:	Margaret C. Egan
	Title:	Executive Vice President, General Counsel and Secretary